UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 13, 2017 INNOVATIVE SOLUTIONS AND SUPPORT, INC. Date: April 13, 2017 Time: 10:00 AM EDT Exton, PA 19341 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 1234567 Envelope # # of # Sequence # 1 OF 2 12 15 0000307455_1 R1.0.1.29 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Corporate Issuer Solutions C/O INNOVATIVE SOLUTIONS AND SUPPORT, INC. Po Box 1342 Brentwood, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 234567 Meeting Information Meeting Type: Annual Meeting For holders as of: January 23, 2017 Location: 720 Pennsylvania Dr B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. Only 0000307455_2 R1.0.1.29 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use 1. Notice & Proxy Statement 2. Form 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 30, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roger A. Carolin 02 Glen R. Bressner 03 Robert E. Mittelstaedt The Board of Directors recommends you vote 3 YEARS on the following proposal: 2 Advisory vote on the frequency of the say-on-pay vote with respect to compensation of the Company's named executive officers: The Board of Directors recommends you vote FOR proposals 3 and 4. 3 Advisory vote on named executive officer compensation as disclosed in the proxy statement. 4 Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000307455_3 R1.0.1.29 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 Envelope # # of # Sequence # 0000307455_4 R1.0.1.29 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 Reserved for Broadridge Internal Control Information

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Roger A. Carolin 02 Glen R. Bressner 03 Robert E. Mittelstaedt The Board of Directors recommends you vote 3 YEARS on the following proposal: 2 Advisory vote on the frequency of the say-on-pay vote with respect to compensation of the Company's named executive officers: 3 years 0 For 0 0 2 years 0 Against 0 0 1 year 0 Abstain 0 0 The Board of Directors recommends you vote FOR proposals 3 and 4. 3 Advisory vote on named executive officer compensation as disclosed in the proxy statement. 4 Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof Investor Address Line 2 Investor Address Line 4 John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000307456_1 R1.0.1.29 Yes No Please indicate if you plan to attend this meeting 00 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 3 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE 1 OF 2 Broadridge Corporate Issuer Solutions C/O INNOVATIVE SOLUTIONS AND SUPPORT, INC. Po Box 1342 Brentwood, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE APRIL 13, 2017 ANNUAL MEETING OF SHAREHOLDERS The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Relland M. Winand and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 23, 2017 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on April 13, 2017 at the Company’s corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR "THREE YEARS" WITH RESPECT TO PROPOSAL 2 AND "FOR" PROPOSALS NO. 3 AND 4. Continued and to be signed on reverse side 0000307456_2 R1.0.1.29